Exhibit 99.1

Electronic Arts Reports Strong Q1 FY24 Results
Record Q1 Net Bookings, up 21% year-over-year,
driven by EA SPORTS FIFA Momentum and Star Wars Jedi: Survivor

REDWOOD CITY, CA – August 1, 2023 – Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its first quarter ended June 30, 2023.

“EA delivered a record Q1, driven by strong momentum in EA SPORTS global football and Star Wars Jedi: Survivor,” said Andrew Wilson, CEO of EA. “Our exceptional teams are creating innovative entertainment experiences across our multi-year pipeline, starting with the highly anticipated, culture defining titles Madden NFL 24 and EA SPORTS FC 24.”

“We had a strong start to the fiscal year, with net bookings growth of 21% year-over-year, highlighted by new releases, continued live services growth, healthy engagement, and new player acquisition,” said Stuart Canfield, CFO of EA. “Looking ahead, our teams remain focused on delivering long-term growth and profitability.”

Selected Operating Highlights and Metrics1

•Net bookings2 for Q1 was $1.578 billion, up 21% year-over-year (up 25% in constant currency).
•Live services and other net bookings for Q1 was $1.177 billion, up 4% year-over-year (up 7% in constant currency) and represented 75% of total net bookings.
•Our teams continue to execute across the business — launching five new high-quality releases, while providing over 145 content updates across 37 titles during the quarter.
•EA SPORTS FIFA net bookings growth accelerated year over year, delivering a record Q1 for the franchise, and further demonstrating the power and potential of a connected massive online community.
•Star Wars Jedi: Survivor launched to critical acclaim and commercial success. The game is entertaining millions of players around the world, and with multiple “best of 2023” list accolades, and a blockbuster story, we’re seeing players spend more time in-game than its predecessor.

Selected Financial Highlights and Metrics

•Net revenue was $1.924 billion for the quarter.
•Net cash provided by operating activities was $359 million for the quarter and $1.987 billion for the trailing twelve months.
•EA repurchased 2.6 million shares for $325 million during the quarter, bringing the total for the trailing twelve months to 10.5 million shares for $1.300 billion.

Dividend

EA has declared a quarterly cash dividend of $0.19 per share of the Company’s common stock. The dividend is payable on September 20, 2023 to shareholders of record as of the close of business on August 30, 2023.

Quarterly Financial Highlights

	Three Months Ended
	June 30,
	2023	2022
(in $ millions, except per share amounts)
Full game	443	341
Live services and other	1,481	1,426
Total net revenue	1,924	1,767

Net income	402	311
Diluted earnings per share	1.47	1.11

Operating cash flow	359	(78)

Value of shares repurchased	325	320
Number of shares repurchased	2.6	2.5

Cash dividend paid	52	53

The following GAAP-based financial data3 and tax rate of 19% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended June 30, 2023
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Restructuring and related charges	Stock-based compensation
Total net revenue	1,924	—	(346)	—	—
Cost of revenue	368	(16)	—	—	(2)
Gross profit	1,556	16	(346)	—	2
Total operating expenses	1,014	(25)	—	(3)	(128)
Operating income	542	41	(346)	3	130
Interest and other income (expense), net	14	—	—	—	—
Income before provision for income taxes	556	41	(346)	3	130
Number of shares used in computation:
Diluted	274

Trailing Twelve Months Financial Highlights

	Twelve Months Ended
	June 30,
	2023	2022
(in $ millions)
Full game	2,039	2,012
Live services and other	5,544	5,195
Total net revenue	7,583	7,207

Net income	893	896

Operating cash flow	1,987	1,964

Value of shares repurchased	1,300	1,295
Number of shares repurchased	10.5	9.7

The following GAAP-based financial data3 and a tax rate of 19% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results.

	Twelve Months Ended June 30, 2023
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Restructuring and related charges	Stock-based compensation
Total net revenue	7,583	—	37	—	—
Cost of revenue	1,846	(106)	—	—	(7)
Gross profit	5,737	106	37	—	7
Total operating expenses	4,304	(144)	—	(158)	(546)
Operating income	1,433	250	37	158	553
Interest and other income (expense), net	13	—	—	—	—
Income before provision for income taxes	1,446	250	37	158	553

Operating Metric

The following is a calculation of our total net bookings2 for the periods presented:

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2023	2022	2023	2022
(in $ millions)
Total net revenue	1,924	1,767	7,583	7,207
Change in deferred net revenue (online-enabled games)	(346)	(468)	37	271
Total net bookings	1,578	1,299	7,620	7,478

Business Outlook as of August 1, 2023

Fiscal Year 2024 Expectations – Ending March 31, 2024

Financial metrics:
•Net revenue is expected to be approximately $7.300 billion to $7.700 billion.
◦No change in deferred net revenue (online-enabled games) is expected.
•Net income is expected to be approximately $947 million to $1.087 billion.
•Diluted earnings per share is expected to be approximately $3.42 to $3.92.
•Operating cash flow is expected to be approximately $1.700 billion to $1.850 billion.
•The Company estimates a share count of 277 million for purposes of calculating fiscal year 2024 diluted earnings per share.

Operational metric:
•Net bookings2 is expected to be approximately $7.300 billion to $7.700 billion.

In addition, the following outlook for GAAP-based financial data3 and long-term tax rate of 19% are used internally by EA to adjust GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2024
		GAAP-Based Financial Data*
	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Restructuring and related charges	Stock-based compensation
(in $ millions)
Total net revenue	7,300 to 7,700	—	—	—	—
Cost of revenue	1,670 to 1,750	(65)	—	—	(5)
Operating expense	4,248 to 4,368	(95)	—	(13)	(600)
Income before provision for income taxes	1,393 to 1,598	160	—	13	605
Net income	947 to 1,087
Number of shares used in computation:
Diluted shares	277
*The mid-point of the range has been used for purposes of presenting the reconciling items.

Second Quarter Fiscal Year 2024 Expectations – Ending September 30, 2023

Financial metrics:
•Net revenue is expected to be approximately $1.825 billion to $1.925 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately ($125) million.
•Net income is expected to be approximately $197 million to $243 million.
•Diluted earnings per share is expected to be approximately $0.72 to $0.89.
•The Company estimates a share count of 273 million for purposes of calculating second quarter fiscal 2024 diluted earnings per share.

Operational metric:
•Net bookings2 is expected to be approximately $1.700 billion to $1.800 billion.

In addition, the following outlook for GAAP-based financial data3 and long-term tax rate of 19% are used internally by EA to adjust GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending September 30, 2023
		GAAP-Based Financial Data*
	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Restructuring and related charges	Stock-based compensation
(in $ millions)
Total net revenue	1,825 to 1,925	—	(125)	—	—
Cost of revenue	430 to 450	(15)	—	—	—
Operating expense	1,110 to 1,120	(25)	—	(10)	(155)
Income before provision for income taxes	290 to 358	40	(125)	10	155
Net income	197 to 243
Number of shares used in computation:
Diluted shares	273
*The mid-point of the range has been used for purposes of presenting the reconciling items.

Conference Call and Supporting Documents
Electronic Arts will host a conference call on August 1, 2023 at 2:00 pm PT (5:00 pm ET) to review its results for the first quarter ended June 30, 2023 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (888) 330-2446 (domestic) or (240) 789-2732 (international), using the conference code 5939891 or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation with a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until August 15, 2023 at (800) 770-2030 (domestic) or (647) 362-9199 (international) using pin code 5939891. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s expectations under the heading “Business Outlook as of August 1, 2023” and other information regarding EA's expectations contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; economic and geopolitical conditions; changes in our tax rates or tax laws; and other factors described in Part I, Item 1A of Electronic Arts’ latest Annual Report on Form 10-K under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission.

These forward-looking statements are current as of August 1, 2023. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended June 30, 2023.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2023, EA posted GAAP net revenue of approximately $7.4 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS FC™, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™, Plants vs. Zombies™ and F1®. More information about EA is available at www.ea.com/news.

EA, EA SPORTS, EA SPORTS FC, Battlefield, Need for Speed, Apex Legends, The Sims, Titanfall, and Plants vs. Zombies are trademarks of Electronic Arts Inc. John Madden, NFL, FIFA and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Katie Burke	Erin Rheaume
Director, Investor Relations	Director, Financial Communications
650-628-7605	650-628-7978
katieburke@ea.com	erheaume@ea.com

1 For more information on constant currency, please refer to the earnings slides available on EA’s IR Website.

2 Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

3 For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2023.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended June 30,

	2023	2022
Net revenue	1,924	1,767
Cost of revenue	368	314
Gross profit	1,556	1,453
Operating expenses:
Research and development	596	572
Marketing and sales	229	234
General and administrative	163	167
Amortization and impairment of intangibles	25	39
Restructuring	1	—
Total operating expenses	1,014	1,012
Operating income	542	441
Interest and other income (expense), net	14	(5)
Income before provision for income taxes	556	436
Provision for income taxes	154	125
Net income	402	311
Earnings per share
Basic	1.48	1.11
Diluted	1.47	1.11
Number of shares used in computation
Basic	272	279
Diluted	274	281

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance provided on May 9, 2023 for the three months ended June 30, 2023 plus a comparison to the actuals for the three months ended June 30, 2022.

	Three Months Ended June 30,
	2023 Guidance (Mid-Point)		2023 Actuals	2022 Actuals
		Variance
Net revenue
Net revenue	1,875	49	1,924	1,767
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	(325)	(21)	(346)	(468)
Cost of revenue
Cost of revenue	360	8	368	314
GAAP-based financial data
Acquisition-related expenses	(20)	4	(16)	(30)
Stock-based compensation	—	(2)	(2)	(2)
Operating expenses
Operating expenses	1,075	(61)	1,014	1,012
GAAP-based financial data
Acquisition-related expenses	(25)	—	(25)	(39)
Restructuring and related charges	(20)	17	(3)	—
Stock-based compensation	(140)	12	(128)	(123)
Income before tax
Income before tax	445	111	556	436
GAAP-based financial data
Acquisition-related expenses	45	(4)	41	69
Change in deferred net revenue (online-enabled games)[1]	(325)	(21)	(346)	(468)
Restructuring and related charges	20	(17)	3	—
Stock-based compensation	140	(10)	130	125
Tax rate used for management reporting	19%		19%	19%
Earnings per share
Basic	1.07	0.41	1.48	1.11
Diluted	1.06	0.41	1.47	1.11
Number of shares used in computation
Basic	275	(3)	272	279
Diluted	277	(3)	274	281

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily         equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	June 30, 2023	March 31, 2023[2]
ASSETS
Current assets:
Cash and cash equivalents	2,259	2,424
Short-term investments	343	343
Receivables, net	517	684
Other current assets	455	518
Total current assets	3,574	3,969
Property and equipment, net	545	549
Goodwill	5,381	5,380
Acquisition-related intangibles, net	577	618
Deferred income taxes, net	2,555	2,462
Other assets	451	481
TOTAL ASSETS	13,083	13,459

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	75	99
Accrued and other current liabilities	1,145	1,285
Deferred net revenue (online-enabled games)	1,580	1,901
Total current liabilities	2,800	3,285
Senior notes, net	1,880	1,880
Income tax obligations	681	607
Deferred income taxes, net	1	1
Other liabilities	387	393
Total liabilities	5,749	6,166

Stockholders’ equity:
Common stock	3	3
Retained earnings	7,406	7,357
Accumulated other comprehensive loss	(75)	(67)
Total stockholders’ equity	7,334	7,293
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	13,083	13,459

2Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended June 30,
	2023	2022
OPERATING ACTIVITIES
Net income	402	311
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion	88	114
Stock-based compensation	130	125
Change in assets and liabilities
Receivables, net	167	70
Other assets	96	(15)
Accounts payable	(18)	(16)
Accrued and other liabilities	(92)	(105)
Deferred income taxes, net	(93)	(86)
Deferred net revenue (online-enabled games)	(321)	(476)
Net cash provided by (used in) operating activities	359	(78)

INVESTING ACTIVITIES
Capital expenditures	(45)	(59)
Proceeds from maturities and sales of short-term investments	151	87
Purchase of short-term investments	(150)	(93)
Net cash used in investing activities	(44)	(65)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	—	1
Cash dividends paid	(52)	(53)
Cash paid to taxing authorities for shares withheld from employees	(105)	(104)
Repurchase and retirement of common stock	(325)	(320)
Net cash used in financing activities	(482)	(476)

Effect of foreign exchange on cash and cash equivalents	2	(31)
Change in cash and cash equivalents	(165)	(650)
Beginning cash and cash equivalents	2,424	2,732
Ending cash and cash equivalents	2,259	2,082

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY23	FY23	FY23	FY23	FY24	Change
Net revenue
Net revenue	1,767	1,904	1,881	1,874	1,924	9%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	(468)	(150)	461	72	(346)
Gross profit
Gross profit	1,453	1,442	1,313	1,426	1,556	7%
Gross profit (as a % of net revenue)	82%	76%	70%	76%	81%
GAAP-based financial data
Acquisition-related expenses	30	39	26	25	16
Change in deferred net revenue (online-enabled games)[1]	(468)	(150)	461	72	(346)
Stock-based compensation	2	1	2	2	2
Operating income
Operating income	441	427	289	175	542	23%
Operating income (as a % of net revenue)	25%	22%	15%	9%	28%
GAAP-based financial data
Acquisition-related expenses	69	82	76	51	41
Change in deferred net revenue (online-enabled games)[1]	(468)	(150)	461	72	(346)
Restructuring and related charges	—	—	—	155	3
Stock-based compensation	125	140	141	142	130
Net income (loss)
Net income (loss)	311	299	204	(12)	402	29%
Net income (loss) (as a % of net revenue)	18%	16%	11%	(1%)	21%
GAAP-based financial data
Acquisition-related expenses	69	82	76	51	41
Change in deferred net revenue (online-enabled games)[1]	(468)	(150)	461	72	(346)
Restructuring and related charges	—	—	—	155	3
Stock-based compensation	125	140	141	142	130
Tax rate used for management reporting	19%	19%	19%	19%	19%
Diluted earnings (loss) per share	1.11	1.07	0.73	(0.04)	1.47	32%
Number of shares used in computation
Basic	279	278	276	274	272
Diluted	281	279	278	274	274
Anti-dilutive shares excluded for loss position[3]	—	—	—	1	—

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

3 Diluted earnings per share reflects the potential dilution from common shares (calculated using the treasury stock method), issuable through stock-based compensation plans. When the company incurs a loss, shares issuable though stock-based compensation plans are excluded from the diluted loss per share calculation as inclusion would be anti-dilutive.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY23	FY23	FY23	FY23	FY24	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	237	328	423	274	301	27%
Packaged goods	104	274	199	98	142	37%
Full game	341	602	622	372	443	30%
Live services and other	1,426	1,302	1,259	1,502	1,481	4%
Total net revenue	1,767	1,904	1,881	1,874	1,924	9%
Full game	19%	32%	33%	20%	23%
Live services and other	81%	68%	67%	80%	77%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	(111)	17	45	(24)	(21)
Packaged goods	(65)	16	20	(24)	(21)
Full game	(176)	33	65	(48)	(42)
Live services and other	(292)	(183)	396	120	(304)
Total change in deferred net revenue (online-enabled games) by composition[1]	(468)	(150)	461	72	(346)

Net revenue by platform
Console	1,042	1,161	1,152	1,088	1,167	12%
PC & Other	402	423	435	469	451	12%
Mobile	323	320	294	317	306	(5%)
Total net revenue	1,767	1,904	1,881	1,874	1,924	9%
GAAP-based financial data
Console	(405)	(134)	423	11	(266)
PC & Other	(54)	8	29	47	(77)
Mobile	(9)	(24)	9	14	(3)
Total change in deferred net revenue (online-enabled games) by platform[1]	(468)	(150)	461	72	(346)

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY23	FY23	FY23	FY23	FY24	Change
CASH FLOW DATA
Operating cash flow	(78)	(112)	1,123	617	359	560%
Operating cash flow - TTM	1,964	1,788	1,377	1,550	1,987	1%
Capital expenditures	59	53	48	47	45	(24%)
Capital expenditures - TTM	203	213	213	207	193	(5%)
Repurchase and retirement of common stock	320	325	325	325	325	2%
Cash dividends paid	53	53	52	52	52	(2%)
DEPRECIATION
Depreciation expense	44	45	46	58	49	11%
BALANCE SHEET DATA
Cash and cash equivalents	2,082	1,539	2,202	2,424	2,259
Short-term investments	334	335	351	343	343
Cash and cash equivalents, and short-term investments	2,416	1,874	2,553	2,767	2,602	8%
Receivables, net	579	919	836	684	517	(11%)
STOCK-BASED COMPENSATION
Cost of revenue	2	1	2	2	2
Research and development	81	95	95	96	93
Marketing and sales	13	16	15	15	11
General and administrative	29	28	29	29	24
Total stock-based compensation	125	140	141	142	130
RESTRUCTURING AND RELATED CHARGES
Restructuring	—	—	—	111	1
Office space reductions	—	—	—	44	2
Total restructuring and related charges	—	—	—	155	3